John Hancock Funds II (the Trust)
Global Absolute Return Strategies Fund (the fund)

Supplement dated December 13, 2018 to the current Prospectus, as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the Prospectus.

At an in-person meeting held on December 11-13, 2018, the Trust’s Board of Trustees approved the hiring and appointment of Aberdeen Standard Investments Inc., to replace Standard Life Investments (USA) Limited, as sub-subadvisor to the fund effective on or about the close of business on January 1, 2019.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II (the Trust)
Global Absolute Return Strategies Fund (the fund)

Supplement dated December 13, 2018 to the current Statement of Additional Information (the SAI), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to the fund contained in the SAI.

At an in-person meeting held on December 11-13, 2018, the Trust’s Board of Trustees approved the hiring and appointment of Aberdeen Standard Investments Inc., to replace Standard Life Investments (USA) Limited, as sub-subadvisor to the fund effective on or about the close of business on January 1, 2019.

You should read this Supplement in conjunction with the SAI and retain it for future reference.